EXECUTION COPY

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT ("Agreement"), is made and entered into as of the 3rd day of July, 2007, by Innofone.com, Incorporated ("Innofone"), on the one hand, and Cogent Capital Financial LLC ("CCF"), Cogent Capital Investments LLC ("CCI"), Cogent Capital Group LLC ("CCG"), Gregory L. Kofford and Mark W. Holden (collectively, the "Cogent Parties"), on the other hand (each of Innofone and the Cogent Parties are referred to as a "Party" and collectively, as the "Parties"). The Parties hereby agree as follows:

WHEREAS, there is currently pending in the United States District Court for the Southern District of New York before the Honorable Jed S. Rakoff, U.S.D.J. (the "Court"), a litigation captioned *Cogent Capital Financial LLC and Cogent Capital Investments LLC v. Innofone.com, Incorporated*, No. 07 Civ. 2701, in which CCF and CCI have asserted certain claims against Innofone, and a related case captioned *Innofone.com, Incorporated v. Cogent Capital Financial LLC, Cogent Capital Investments LLC, Cogent Capital Group LLC, Gregory L. Kofford, Mark W. Holden and Investors Bank & Trust Company*, No. 07 Civ. 3966, (collectively, the "Litigation");

WHEREAS, by motions dated June 4, 2007, the Cogent Parties moved to dismiss the Complaint in case number 07 Civ. 3966 and Innofone moved for partial summary judgment in that action and by Order, dated July 2, 2007, the Court granted the Cogent Parties' motion to dismiss the Complaint in case number 07 Civ. 3966 and denied as moot Innofone's motion for partial summary judgment;

WHEREAS, all of the Parties have denied the allegations made against them in the Litigation; and

WHEREAS, the Parties desire to resolve all claims asserted and all claims that could be asserted in the Litigation by Innofone or the Cogent Parties and end the costs and disruption of

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the litigation of this matter without any admission of liability by any Party;

NOW, THEREFORE, with the intent to be legally bound hereby, and in consideration of the mutual covenants contained herein, each Party agrees as follows:

1. Consideration

In consideration for the promises contained in this Agreement:

A. Issuance of Settlement Shares to CCF: Innofone agrees to issue to CCF 650,000 shares of Innofone common stock, which shall be evidenced by certificates bearing the following restrictive legend (the "Settlement Shares"):

> THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS, IF APPLICABLE. THESE SECURITIES MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH OTHER SECURITIES LAWS OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS.

B. Releases:

1. Innofone shall execute the release in the form shown as Exhibit A hereto and deliver the executed release to counsel for the Cogent Parties.

2. Each of the Cogent Parties shall execute releases in the form shown as Exhibit B hereto and shall deliver them to counsel for Innofone.

C. Termination of the Swap Agreements: Upon receipt of the Releases and the Settlement Shares, the swap agreements between Innofone and CCF, evidenced by the ISDA 2002 Master Agreement, dated as of June 2, 2006, the Equity Swap Confirmation, dated as of

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June 2, 2006 and restated as of November 1, 2006, the Interest Rate Swap Confirmation, dated as of November 1, 2006, the Schedule to the ISDA 2002 Master Agreement, dated as of June 2, 2006, and the Credit Support Annex to the Schedule to the ISDA 2002 Master Agreement, dated as of June 2, 2006 (collectively, the "Swap Agreements"), are hereby terminated by mutual agreement and without penalty. The Parties acknowledge that the Swap Agreements constitute "swap agreements" as such term is defined in Section 101 of Title 11 of the United States Code ("Title 11"), that the Parties constitute "swap participants" or "financial participants" as defined in Section 101 of Title 11 and that all consideration paid or delivered under this Agreement constitute "transfers" in connection with swap agreements as such term is defined in Section 101 of Title 11.

D. Return of Innofone Securities: Upon receipt of the Releases and the Settlement Shares, the Cogent Parties will instruct Investors Bank & Trust Company ("IBT") to return to Innofone at 1431 Ocean Avenue, Suite 1500, Santa Monica, CA 90401 the following: (i) 1.85 million shares of Innofone's common stock purchased by CCI from Innofone, pursuant to the Securities Purchase Agreement, dated as of June 2, 2006 (the "Purchase Agreement"); (ii) 4.815 million shares of Innofone's Series A convertible preferred stock purchased by CCI, pursuant to the Purchase Agreement; (iii) 5 million shares of Innofone's common stock received by CCF as a fee, pursuant to the Purchase Agreement; and (iv) the warrant to purchase an additional 5 million shares of Innofone's common stock received by CCF as a fee, pursuant to the Purchase Agreement.

E. Release of the Bonds: Upon receipt of the Releases, Innofone will release and relinquish all rights with respect to the $50 million in U.S. Treasury Notes pledged pursuant to the Swap Agreements. Innofone acknowledges that the Cogent Parties have the exclusive

right to close out the collateral accounts at IBT and to transfer any securities and/or amounts held therein to the Cogent Parties.

F. Termination of Other Transaction Agreements: Upon receipt of the Releases and the Settlement Shares, the Purchase Agreement, the Escrow Agreement between Innofone, CCI, CCF and IBT, dated as of June 2, 2006, and the Registration Rights Agreement between Innofone and CCF, dated as of June 2, 2006, are hereby terminated by mutual agreement and without penalty.

G. Stipulation of Discontinuance: Upon receipt of the Releases, the Parties shall file with the Court a stipulation of discontinuance of the Litigation, with prejudice and without costs to any Party.

2. Global Settlement. The Parties covenant and acknowledge that the Parties are entering into this Agreement as a global settlement of all claims that have been asserted, could have been asserted, or could be asserted by Innofone against any of the Cogent Parties and by the Cogent Parties against Innofone and all other such parties named as releasees and as stated in each of Exhibit A and Exhibits B, attached hereto. This Agreement shall not be binding upon any Party until it is fully executed by all Parties. Nothing herein affects any future claims or suits against IBT, except as provided in paragraph 4 herein.

3. The Parties have entered into this Agreement for the purpose of resolving the Litigation and to obtain total peace with respect to all claims that have been asserted in the Litigation, that could have been asserted in the Litigation (whether known or unknown), or that could in the future could be asserted relating to or arising from the claims asserted in the Litigation against any Party and/or their attorneys, agents, officers, directors, employees. The making of this Agreement is not intended, and shall not be offered or construed, as evidence or

an admission that any Party has violated any country's federal, state, territorial, provincial, or local law, ordinance, regulation, public policy or any common law rule, or has committed any wrong against or has any liability to any other Party, or as an admission as to the validity of any claim of any Party in the Litigation or of the invalidity of any defense.

4. Innofone shall indemnify, defend, and hold each of the Cogent Parties harmless against any loss, cost, liability, judgment, claim or other expense whatsoever (including, without limitation, attorney's fees, costs and expenses) incurred or arising out of any claims by IBT, its predecessors, successors or assigns or any present or former employees thereof. If any such claim arises out of a claim asserted against IBT by Innofone, Innofone agrees to eliminate liability to the Cogent Parties by direct reduction in judgment. The reduction in judgment shall be implemented by, *inter alia*, reduction of amount entered as a judgment, amendment of judgment, offering satisfaction of judgment, forbearing from execution on judgment, or assignment of judgment, as may be most appropriate to eliminate liability.

5. This Agreement and the accompanying releases collectively represent the complete understanding between the Parties, and no other promises or agreements as to the subject matter of this Agreement shall be binding unless signed by these Parties. The Parties agree that this Agreement supersedes any prior agreements or understandings of the Parties, whether oral or written, as to the subject matter of this Agreement.

6. Each Party to this Agreement represents and warrants that this Agreement has been voluntarily and knowingly executed by that Party after having had the opportunity to consult with legal counsel and that the signatory for the Party has authority to enter into and execute this Agreement. The Parties declare that they know and understand the contents of this Agreement, and that they have executed it voluntarily.

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7. Each Party represents and warrants that he, she or it has not assigned, hypothecated, granted a security interest in, or otherwise alienated to any person or entity any claim against another Party to which the releases provided herein would relate.

8. Should any provision of this Agreement require interpretation or construction, it is agreed by the Parties that the entity interpreting or construing the Agreement shall not apply a presumption against one Party by reason of the rule of construction that a document is to be construed more strictly against the Party who prepared the document.

9. If any provisions of this Agreement, or the application thereof, shall for any reason or to any extent be construed by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement, and application of such provisions to other circumstances, shall remain in effect and be interpreted so as best to reasonably effect the intent of the Parties. Notwithstanding the foregoing, if any of the releases set forth herein are found to be unenforceable or invalid for any reason and to any extent by a court of competent jurisdiction, then it shall be the intent of the Parties that such invalidity or unenforceability shall be cause for rescission of the Agreement at the election of the Party subject to that release. In the event the Agreement is rescinded or fails to become effective for any reason, then those Parties impacted by the rescission or the failure of the Agreement to become effective shall be deemed to have reverted to their respective status in the Litigation immediately prior to the execution of this Agreement.

10. This Agreement is binding upon, and shall inure to the benefit of, Innofone, the Cogent Parties, and each of Innofone's and Cogent Parties' respective heirs, executors, administrators, past, present and future officers, directors, stockholders, partners, members, assignors, attorneys, agents, servants, representatives, employees, distributors, subsidiaries,

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affiliates, parents, predecessors, successors in interest and assignees (whether express, implied or by operation of law) of each of them.

11. This Agreement shall be governed and construed under the laws of New York, irrespective of conflict of laws principles. The Court shall retain jurisdiction with respect to the enforcement of the terms of this Agreement and the Settlement embodied herein.

12. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together shall constitute one and the same Agreement.

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AGREED AND ACCEPTED:

INNOFONE.COM, INCORPORATED

By: Alex Lightman
Name: Alex Lightman
Title: CEO
Date: July 4, 2007

COGENT CAPITAL FINANCIAL LLC

By_________________________
Name_______________________
Title________________________
Date:_______________________

COGENT CAPITAL INVESTMENTS LLC

By_________________________
Name_______________________
Title________________________
Date:_______________________

COGENT CAPITAL GROUP LLC

By_________________________
Name_______________________
Title________________________
Date:_______________________

GREGORY L. KOFFORD

____
Date:_______________________

MARK W. HOLDEN

____
Date:_______________________

AGREED AND ACCEPTED:

INNOFONE.COM, INCORPORATED

By______________________________
Name____________________________
Title_____________________________
Date:____________________________

COGENT CAPITAL FINANCIAL LLC

By______________________________
Name____________________________
Title_____________________________
Date:____________________________

COGENT CAPITAL INVESTMENTS LLC

By______________________________
Name____________________________
Title_____________________________
Date:____________________________

COGENT CAPITAL GROUP LLC

By______________________________
Name____________________________
Title_____________________________
Date:____________________________

GREGORY L. KOFFORD

____
Date:____________________________

MARK W. HOLDEN

Mark W. Holden
Date: July 3, 2007

ny-763135

AGREED AND ACCEPTED:

INNOFONE.COM, INCORPORATED

By____________________________
Name__________________________
Title___________________________
Date:__________________________

COGENT CAPITAL FINANCIAL LLC

By GLK
Name Greg Kofford
Title Senior Principal
Date: July 3, 2007

COGENT CAPITAL INVESTMENTS LLC

By GLK
Name Greg Kofford
Title Senior Principal
Date: July 3, 2007

COGENT CAPITAL GROUP LLC

By GLK
Name Greg Kofford
Title Senior Principal
Date: July 3, 2007

GREGORY L. KOFFORD

GLK
Date: July 3, 2007

MARK W. HOLDEN

____
Date:__________________________

EXHIBIT A

INNOFONE'S RELEASE OF THE COGENT PARTIES

THIS **RELEASE** dated as of July 3, 2007, is given by Innofone.com, Incorporated (the "Releasor") to Cogent Capital Financial LLC, Cogent Capital Investments LLC, Cogent Capital Group LLC, Gregory L. Kofford and Mark W. Holden (each referred to as a "Releasee" and collectively the "Releasees").

1. Release. The RELEASOR releases and gives up any and all claims and rights that it may have against RELEASEES and all past, present and future directors, officers, partners, employees, attorneys and agents of the Releasees in their capacity as such including but not limited to Mark W. Holden and Gregory L. Kofford.

This release includes all such claims of the RELEASOR, including claims and rights of which RELEASOR is not aware, which are not ripe, and which are not mentioned in this Release. This Release applies to claims resulting from anything that has happened up to now.

2. Who is Bound. The RELEASOR and any person or entity who succeeds to the rights and responsibilities of the RELEASOR or any assignors who claims from or through the RELEASOR and any past, present and future directors, officers, partners, employees, attorneys and agents of the RELEASOR, including Alex Lightman and Gerard Casale, are bound by this Release.

3. Waiver of Rights under California Civil Code section 1542 and/or Similar Laws. The Releasor acknowledges having been informed by an attorney of the provisions of Section 1542 of the Civil Code of the State of California, and hereby expressly waives and relinquishes all rights and benefits that the Releasor may have under that Section or similar laws from other states, including Delaware, which reads:

> A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

In that connection, the Releasor realizes and acknowledges that it may have sustained injury or losses within the scope of the release, set forth above, that (or the severity and amount of which) are not now anticipated. Nevertheless, the Releasor acknowledges that this Release has been negotiated and agreed upon in light of this realization and, being fully aware of this situation, the Releasor nevertheless intends to release, acquit, and forever discharge the Releasees from any and all such unknown claims, including damages which are unknown or unanticipated, relating to the released claims. The Releasor realizes and acknowledges that this Release applies to all unknown and unanticipated claims, damages, and expenses as of the date of execution of this

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Release, and the Releasor waives any rights that it might have under Section 1542 of the California Civil Code or under any similar statute or legal theory.

4. Consideration. In consideration for making this Release, RELEASEES have agreed to the terms set forth in the Settlement Agreement resolving the Litigation of which this Release is hereby incorporated.

I UNDERSTAND AND AGREE TO THE TERMS OF THIS RELEASE, HAVE AUTHORITY TO EXECUTE THIS RELEASE AND INTEND TO BE LEGALLY BOUND BY THIS RELEASE:

INNOFONE.COM, INCORPORATED

By [signature]
Name Alex Lightman
Title CEO
Date: July 4, 2007

ALEX LIGHTMAN

[signature]
Date: July 4, 2007

GERARD CASALE

[signature]
Date: July 3, 2007

ny-763135

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EXHIBIT B

COGENTS' RELEASE OF INNOFONE

THIS **RELEASE** dated as of July 3, 2007, is given by Cogent Capital Financial LLC, Cogent Capital Investments LLC, Cogent Capital Group LLC, Gregory L. Kofford and Mark W. Holden (each referred to as a "Releasor" and collectively the "Releasors") to Innofone.com, Incorporated (the "Releasee").

1. Release. The RELEASORS release and give up any and all claims and rights that they may have against RELEASEE and all past, present and future directors, officers, partners, employees, attorneys and agents of the Releasee in their capacity as such including but not limited to Alex Lightman and Gerard Casale.

This release includes all such claims of the RELEASORS, including claims and rights of which RELEASORS are not aware, which are not ripe, and which are not mentioned in this Release. This Release applies to claims resulting from anything that has happened up to now.

2. Who is Bound. The RELEASORS and any person or entity who succeeds to the rights and responsibilities of the RELEASORS or who claims from or through the RELEASORS and any past, present and future directors, officers, partners, employees, attorneys and agents of the RELEASORS are bound by this Release.

3. Waiver of Rights under California Civil Code section 1542 and/or Similar Laws. The Releasor acknowledges having been informed by an attorney of the provisions of Section 1542 of the Civil Code of the State of California, and hereby expressly waives and relinquishes all rights and benefits that the Releasor may have under that Section or similar laws from other states, including Delaware, which reads:

> A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

In that connection, the Releasor realizes and acknowledges that it may have sustained injury or losses within the scope of the release, set forth above, that (or the severity and amount of which) are not now anticipated. Nevertheless, the Releasor acknowledges that this Release has been negotiated and agreed upon in light of this realization and, being fully aware of this situation, the Releasor nevertheless intends to release, acquit, and forever discharge the Releasees from any and all such unknown claims, including damages which are unknown or unanticipated, relating to the released claims. The Releasor realizes and acknowledges that this Release applies to all unknown and unanticipated claims, damages, and expenses as of the date of execution of this Release, and the Releasor waives any rights that it might have under Section 1542 of the California Civil Code or under any similar statute or legal theory.

4. Consideration. In consideration for making this Release, RELEASEE has agreed to the terms set forth in the Settlement Agreement resolving the Litigation of which this Release is hereby incorporated.

I UNDERSTAND AND AGREE TO THE TERMS OF THIS RELEASE, HAVE AUTHORITY TO EXECUTE THIS RELEASE AND INTEND TO BE LEGALLY BOUND BY THIS RELEASE:

COGENT CAPITAL FINANCIAL LLC

By GLK
Name GREG KOFFORD
Title SENIOR PRINCIPAL
Date: JULY 3, 2007

COGENT CAPITAL INVESTMENTS LLC

By GLK
Name GREG KOFFORD
Title SENIOR PRINCIPAL
Date: JULY 3, 2007

COGENT CAPITAL GROUP LLC

By GLK
Name GREG KOFFORD
Title SENIOR PRINCIPAL
Date: JULY 3, 2007

GREGORY L. KOFFORD

GLK
Date: JULY 3, 2007

MARK W. HOLDEN

____
Date: ______________________

4. Consideration. In consideration for making this Release, RELEASEE has agreed to the terms set forth in the Settlement Agreement resolving the Litigation of which this Release is hereby incorporated.

I UNDERSTAND AND AGREE TO THE TERMS OF THIS RELEASE, HAVE AUTHORITY TO EXECUTE THIS RELEASE AND INTEND TO BE LEGALLY BOUND BY THIS RELEASE:

COGENT CAPITAL FINANCIAL LLC

By____________________________
Name__________________________
Title___________________________
Date:__________________________

COGENT CAPITAL INVESTMENTS LLC

By____________________________
Name__________________________
Title___________________________
Date:__________________________

COGENT CAPITAL GROUP LLC

By____________________________
Name__________________________
Title___________________________
Date:__________________________

GREGORY L. KOFFORD

____
Date:__________________________

MARK W. HOLDEN

Mark L. Holden
Date: July 3, 2007

ny-763135